Exhibit 10.5

Capital Contribution Agreement

This Capital Contribution Agreement (“Agreement”) is made as of August 20, 2025, by and between Aleksejus Klimanovas (“Contributor”), an individual,

and OXO, a Wyoming corporation (“Company”).

1.	Contribution of Assets

The Contributor hereby contributes to the Company all of the office furniture, equipment, and other assets listed in Exhibit A (the “Assets”). The Parties agree that the total fair market value of the Assets is Seventeen Thousand Four Hundred U.S. Dollars (US $17,400). Such contribution is made without any additional consideration.

2.	Purpose

The Assets shall become the sole property of the Company and will be used for its business operations, including the outfitting of its initial office space. The Company acknowledges and accepts this contribution, and it will be recorded on the Company’s books and records as a capital contribution from the Contributor.

3.	Representations and Warranties

The Contributor represents and warrants that he is the sole legal and beneficial owner of the Assets, that the Assets are free and clear of all liens, encumbrances, and security interests, and that he has the full right and authority to contribute the Assets to the Company.

4.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to its conflict of law principles.

1

Exhibit A – Equipment Valuation Schedule

Item	Qty	Fair Market Value (per Exhibit A)	Comparable Source / Price	Notes

Office Desks	4	$2,000

https://www.staple s.com/desks/cat_C G33

https://www.bush home.com/collecti ons/home-office-desks?srsltid=Afm BOopy6qHOn75z 191Pf89LOZWY_

iabpM3NIj72JwQ PeacBnxBNJ5Js Staples – Adjustable Desk

$149.99

and Bush Home L-Shaped Desk

$859.99

				Mix of desk types; average market price supports allocation of ~$500 per desk.
Ergonomic Office Chairs	4	$1,200	https://www.staple s.com/ergonomic+ chair/directory_er gonomic%2520ch air?autocompletes earchkey=ergono mic%2520chair Staples Ergonomic Chairs ($250-$400 range)	$300 per chair reasonable.
Multi-Function Printer/Scanner	1	$500	https://www.office depot.com/a/searc h/?q=Office%20P rinters Office Depot – Office Printers ($300-$700 range)	Mid-market models comparable.
Conference Table	1	$1,000	https://www.office depot.com/a/searc h/?q=conference% 20table Office Depot – Conference Tables ($500-$1,100)	Matches valuation.
Whiteboards and Markers	2	$400	https://www.staple s.com/white+boar d/directory_white %2520board?auto	Supports valuation.

2

Item	Qty	Fair Market Value (per Exhibit A)	Comparable Source / Price	Notes

			completesearchke y=white%2520bo ard Staples – Whiteboards ($150-$300 each)
Storage Cabinets	3	$900	https://www.office depot.com/a/searc h/?q=storage%20c abinets Office Depot – Storage Cabinets ($200-$500 range)	$900 reasonable for 3 pieces
Projector & Screen	1	$1,500

https://www.odpb usiness.com/b/offi ce-equipment/Catego ries--Projector_Screens

/N-509740?srsltid=Af mBOorS2xohaEJ DXe7V4QJMDhP

XPwhN_b_leiNQ 60xUHYEK_K9O

1EKg

ODP Business – Projector Screens ($199-$11,000)

				High-end projector + screen aligns with valuation.
Mini Fridge	1	$300

https://www.office depot.com/a/searc h/;jsessionid=000 0vvBop8xtQZbtA

_7_rTUoYcv:17h 4h78ta?q=Mini%2 0Fridge&sort=pric e%2520asc&cmse arch=mini%20%7 Ckeyword%20mat ches%7Cmini%20 fridge&predict=tr ue

Office Depot – Mini Frdges ($150-$700)

				Matches range.
Coffee Machine (Commercial Grade)	1	$800	https://www.bestb uy.com/site/search page.jsp?id=pcat1	Commercial units support value.

3

Item	Qty	Fair Market Value (per Exhibit A)	Comparable Source / Price	Notes

			7071&sp=Custom er-Rating&st=Espres so%2FCoffee+Ma chines+ Best Buy – Espresso/Coffee Machines ($400- $1,200)
Laptop Computers	2	$3,000	https://www.bestb uy.com/site/laptop -computers/all-laptops/pcmcat13 8500050001.c?id= pcmcat138500050 001 Best Buy – Laptops ($999- $2,499 each)	2 laptops at $1,500 consistent.
Desktop Computers w/ Monitors	1	$1,300	https://www.bestb uy.com/site/search page.jsp?id=pcat1 7071&sp=Price-High-To-Low&st=office+d esktops+with+mo nitor Best Buy – Desktops ($1,200- $1,800 each)	$1,300 per set reasonable.
Secure Networking Router	1	$800

https://www.bestb uy.com/site/search page.jsp?id=pcat1 7071&st=business

+routers Best Buy –

Business Routers ($400-$900)

https://www.staple s.com/voip+phone s/directory_voip% 2520phones Staples – VoIP Phones ($200-

$400 each)

				Supports valuation.
VoIP Phone System (4 lines)	1	$1,000		4 units at $250 each reasonable.
Lounge Sofa Set	1	$1,500	https://www.wayf air.com/furniture/s b0/sofas-	Matches market range.

4

Item	Qty	Fair Market Value (per Exhibit A)	Comparable Source / Price	Notes

			c413892.html?refi d=GX9071551307 5- WAL&device=c& ptid=kwd-334228739232 Wayfair – Sofa Sets ($1,200- $1,800)
Smart TV (for presentations)	1	$1,200	https://www.bestb uy.com/site/tvs/le d-tvs/pcmcat193400 050018.c?id=pcm cat193400050018 Best Buy – Smart TVs ($900-$1,400 for 60”+)	Consistent with valuation.

Total per schedule = $17,400

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above

CONTRIBUTOR:

Signature: /s/ A. Klimanovas

Name: Aleksejus Klimanovas

OXO:

Signature: /s/ A. Klimanovas

Name: Aleksejus Klimanovas

Title: CEO

5